Exhibit 10.44

Supplementary Provisions

to

Loan Agreement

Lender (hereinafter referred to as Party A)：China Link(Shenzhen) Management Consulting Co., LTD

Unified Social Credit Code: 91440300MA5DQFK408

Legal Representative：Xiuping Hu

Address：1 Qianwan 1st Avenue, Room 201, Building A, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen, Guangdong Province

Borrower (hereinafter referred to as Party B)：Shenzhen ABGreen Environmental Protection Technology Co., LTD

Unified Social Credit Code: 91440300MA5D92ED8U

Legal Representative: Baitong Tang

Address: Room 610, 6th floor, Bairuida Building A, Wankecheng Community, Bantian Street, Longgang District, Shenzhen, Guangdong Province

The controlling shareholder of the Borrower (hereinafter referred to as Party C)：Carbon Zero Technologies International Inc.

Cayman Company Number: OS-401559

Chairman of the Board: Baitong Tang

Registered Office: Suite #4-210, Governors Square, 23 Lime Tree Bay Avenue, PO Box 32311, Grand Cayman KY1-1209, Cayman Islands

Recitals：

1、Party A and Party B signed the Loan Agreement on January 18, 2024；

2、The shareholder of South Kensington Investment Limited is Xiuping Hu, i.e. the ultimate beneficiary of both Party A and South Kensington Investment Limited is Xiuping Hu；

3、South Kensington Investment Limited holds 6,000,000 Class A ordinary shares of Party C；

To further clarify the rights and interests of Party A, the three parties, through friendly negotiation, hereby enter into the Supplementary Provisions to the Loan Agreement for mutual compliance.

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I. Selling Shareholder (also known as “Registration Right”)

Party B and Party C agree that: Upon the initial public offering (IPO) and listing of Carbon Zero Technologies International Inc., the 6,000,000 Class A ordinary shares held by South Kensington Investment Limited in Carbon Zero Technologies International Inc. shall become the Selling Shareholder (also referred to as “Registration Right”), i.e., holding registration rights.

If the IPO and listing of Carbon Zero Technologies International Inc. are conducted in the form of American Depositary Shares (ADS), the aforementioned Selling Shareholder (or “Registration Right”) must also be converted to ADS.

II. Other Provisions

This agreement shall enter into force on the date it is signed or sealed by the parties. This agreement is made in triplicate, with each party holding one copy, and all copies shall have the same legal effect.

Party A (Seal and Signature): China Link(Shenzhen) Management Consulting Co., LTD

Party B (Seal and Signature): Shenzhen ABGreen Environmental Protection Technology Co., LTD

Party C (Signature): Carbon Zero Technologies International Inc.

Date: January 18, 2024

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